               [LETTERHEAD OF NEW YORK STATE BANKING DEPARTMENT]


                                                        NEWS
                                                        RELEASE


                 NEW YORK STATE BANKING DEPARTMENT ENTERS INTO
                    LETTER OF COMMITMENT WITH BANKERS TRUST


NEW YORK, March 11, 1999 - The New York State Banking Department entered into a letter of commitment today with Bankers Trust Company under which the bank agreed to pay a fine of $3.5 million to New York State for past improprieties in the business practices of its Client Processing Services Division. The letter of commitment outlines the actions already taken by Bankers Trust to put into place appropriate controls to ensure that this business continues to be conducted in accordance with all applicable laws, regulations, and bank policies and procedures. A copy of the letter is attached to this news release.


The New York State Banking Department is the regulator for all State-chartered banking institutions, including seven of the State's ten largest banks, and virtually all of the U.S. offices of international banking institutions. The cumulative assets of companies and institutions supervised by the Banking Department exceed $1.9 trillion.



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             [LETTERHEAD OF STATE OF NEW YORK BANKING DEPARTMENT]

                                March 11, 1999

Mr. Frank N. Newman
Chairman of the Board
Bankers Trust Company
One Bankers Trust Plaza
New York, NY 10006

Re:  Past Improprieties in the business practices
     of the Client Processing Services Division
     ------------------------------------------

Dear Mr. Newman:

     This letter will evidence the commitment of Bankers Trust Company ("BT" or the "Bank") to the New York State Banking Department ("NYSBD" or "Superintendent") to take the actions provided for herein pursuant to Section 39 of the New York Banking Law, including the payment of the sum of $3.5 million to the People of the State of New York. In determining the appropriate regulatory action to be taken in this matter, the NYSBD took into consideration the fact that on March 11, 1999, the Bank entered into a plea agreement with the United States Attorney's Office for the Southern District of New York relating to the activities described below which included the payment of a $60 million penalty, the substantial corrective actions already undertaken by the Bank, including managerial and procedural changes and the expenses that the Bank has incurred in meeting the commitments that have been heretofore made under the supervision of the NYSBD.

Summary of Facts:
-----------------

     The Bank received funds as fiduciary and/or custodian and maintained said funds in the business units of its Client Processing Services ("CPS") division./1/ The Bank has acknowledged that the business practices employed by the CPS business units led to the improper maintenance of accounts into which certain unclaimed and abandoned funds entrusted to the Bank as fiduciary and/or custodian throughout the period from the early 1990's to 1995 were deposited. Further, senior management of the Bank failed to detect the improper maintenance of said accounts for a number of years and the Bank did not maintain adequate policies and procedures and internal control systems to detect, supervise or control the business practices of CPS concerning the treatment of certain unclaimed and abandoned property.

-------------
/1/ Due to the events that occurred In the CPS business, the Bank reorganized the CPS business lines and placed them under the Global Institutional Services business unit.
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     The Bank has acknowledged that CPS improperly maintained and recorded certain unclaimed and abandoned funds that created the impression that CPS had generated greater net income through its business activities than the business unit had actually produced. All of the above activities constitute unauthorized practices for a banking organization.

     Upon discovery of these improprieties, the Bank notified the NYSBD and its federal bank regulator of these and also notified the United States Attorney for the Southern District of New York. Subsequently, the Bank cooperated with the investigations of this matter conducted by the United States Attorney for the Southern District of New York, the Federal Reserve Bank of New York and the NYSBD. Additionally, the Bank retained outside counsel and engaged an independent public accounting firm not associated with the Bank to assist the Bank in performing a comprehensive forensic and diagnostic review of the activities of CPS during the relevant period.

Actions Taken:
--------------

     Based on the results of that review, and in consultation with the NYSBD, remedial steps were taken by the Bank as outlined below:

     1. The Bank adopted improved policies and procedures relating to accounting practices, risk assessment, compliance and internal control procedures, and management information reporting; and

     2. The Bank adopted new training programs for its personnel in this area with respect to business practices and responsible decision making; and

     3. The Bank replaced and supplemented personnel in this area, including the replacement of the head of the business group and the head of the areas specifically involved in the offending behavior; and

     4. The Bank created an independent risk management and control function that reports outside the business line to the senior management in charge of corporate risk management and control; and

     5. The Bank enhanced its internal audit functions including expansion of the audit scope and increasing the size of the audit staff; and

     6. The annual external audit of the business was extended to include a review of the improved policies and procedures detailed in paragraph one above; and

     7. The Bank commenced and substantially completed appropriate restitution of the amounts involved.

Commitments of Bank:
--------------------

     By agreeing to the following commitments, BT represents that it waives its right to a hearing for the purposes of taking evidence on any matter discussed herein and waives any and all rights that BT may have pursuant to Sections 39 and 44 of the New York Banking Law, or otherwise, relating: (a) to the issuance of a formal notice of charges and the holding of a hearing; (b) to obtaining judicial review of the matters discussed herein; and (c) to challenging or contesting in any manner the basis, issuance, validity, effectiveness, collectibility or enforceability of the commitments to which it has agreed; and
(d) to judicial review of this Order.


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     The NYSBD acknowledges that although BT agrees to the commitments set forth herein, such agreement does not constitute an admission or denial of any allegation made or implied by the Superintendent that was not made a part of the aforesaid March 11, 1999 plea agreement into which BT entered with the United States Attorney for the Southern District of New York.

     BT agrees to undertake the following commitments for the purpose of resolving this matter without protracted or extended regulatory review and proceedmgs:

     1. To pay the sum of $3.5 million to the People of the State of New York within 24 hours after any fines or penalties are paid to the United States Treasury and no sooner; and

     2. To maintain the new policies, procedures and internal audit scope and frequency set out above (the "New Policies and Procedures"), and to make no material changes therein without the prior approval of the Superintendent; and

     3. To provide such periodic reports to the Superintendent and to the Bank's Board of Directors, as they may request, regarding compliance with the New Policies and Procedures; and

     4. To complete as soon as practicable any additional necessary restitution and report accordingly to the NYSBD.

     The commitments made by BT herein shall be binding on BT and its successors and assigns and shall not bar, estop or otherwise prevent the Superintendent, or any state agency or department from taking any other action affecting BT or its successors or assigns. The commitments expressed herein may not be modified or amended without the prior written consent of the Superintendent.

     Based on the actions taken by the Bank to date, the NYSBD has concluded that BT has put into place the appropriate controls with respect to the management of the affected businesses.


                                  Very truly yours,

                                  /s/ Daniel A. Muccia
                                  ---------------------------
                                  Daniel A. Muccia
                                  Acting First Deputy Superintendent of Banks

Acknowledged and agreed
this 11th day of March, 1999.
Bankers Trust Company
By:

/s/ Frank N. Newman
---------------------
Frank N. Newman
Chairman of the Board

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